UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 25, 2007

         HarborView Mortgage Loan Trust, Series 2007-3
(Issuing Entity)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Depositor as Specified in its Charter)

        Greenwich Capital Financial Products, Inc..
(Exact Name of Sponsor as Specified in its Charter)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-140279	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

                        No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered offerings of its HarborView Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-140279) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant offered $867,947,000 aggregate principal amount of Class 1A-1A, Class 2A-1A, Class 2A-1B, Class 2A-1C, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates of its HarborView Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-3 on April 27, 2007.

Pursuant to a subsequent transfer agreement dated as of May 25, 2007 (the “Subsequent Transfer Agreement”), among Greenwich Capital Acceptance, Inc., as depositor (the “Depositor”), Greenwich Capital Financial Product, Inc., as seller (the “Seller”), and Wells Fargo Bank, N.A., a national banking association, as trustee (the “Trustee”), the Depositor acquired on May 25, 2007, mortgage loans having an aggregate Scheduled Principal Balance as of the Subsequent Cut-Off Date of $361,637,824.72 identified on the Mortgage Loan Schedule attached as Schedule A to the Subsequent Transfer Agreement (the “Subsequent Mortgage Loans”), for inclusion in the trust fund relating to HarborView Mortgage Loan Trust 2007-3 (the “Trust Fund”). The Trust Fund was established pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”) dated as of April 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Trustee and Clayton Fixed Income Services Inc., as credit risk manager. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

99.1
Subsequent Transfer Agreement dated as of May 25, 2007 among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller, and Wells Fargo Bank, N.A., a national banking association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By: /s/ Ara Balabanian
Name: Ara Balabanian
Title: Vice President

Dated: May 25, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1
Subsequent Transfer Agreement dated as of May 25, 2007 among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc., as seller, and Wells Fargo Bank, N.A., a national banking association, as trustee.